KNOW ALL PERSONS BY THESE PRESENTS that WSIP EGYPT HOLDINGS, L.P.<br />
(the "Company")  does hereby make, constitute and appoint each<br />
of Jamison Yardley and Nathan R. Burby, acting individually, its<br /> true and lawful attorney, to execute and deliver in its name and<br />
on its behalf whether the Company is acting individually or as<br /> representative of others, any and all filings required to be<br />
made by the Company under the Securities Exchange Act of 1934,<br />
(as amended, the "Act"), with respect to securities which may be<br /> deemed to be beneficially owned by the Company under the Act,<br />
giving and granting unto each said attorney-in-fact power and<br /> authority to act in the premises as fully and to all intents and<br /> purposes as the Company might or could do if personally present<br />
by one of its authorized signatories, hereby ratifying and<br /> confirming all that said attorney-in-fact shall lawfully do or<br />
cause to be done by virtue hereof.<br />
 <br />
THIS POWER OF ATTORNEY shall remain in full force and effect<br />
until the earlier of (i)<br />
November 3, 2022 and (ii) such time that it is revoked in writing<br />
by the undersigned; provided that in the event the<br />
attorney-in-fact ceases to be an employee of the Company or its<br /> affiliates or ceases to perform the function in connection with<br /> which he/she was appointed attorney-in-fact prior to such time,<br />
this Power of Attorney shall cease to have effect in relation to<br /> such attorney-in-fact upon such cessation but shall continue in<br />
full force and effect in relation to any remaining<br /> attorneys-in-fact. The Company has the unrestricted right<br /> unilaterally to revoke this Power of Attorney.<br />
 <br />
This Power of Attorney shall be governed by, and construed in<br /> accordance with, the laws of the State of New York, without<br />
regard to rules of conflicts of law.<br />
 <br />
IN WITNESS WHEREOF, the undersigned has duly subscribed these<br /> presents as of November 4, 2019.<br />
 <br />
 <br />
WSIP EGYPT HOLDINGS, L.P.<br />
 <br />
By: Broad Street Infrastructure Advisors III, L.L.C.,<br />
its General Partner<br />
 <br />
 <br />
 <br />
 <br />
 <br />
 <br />
/s/ William Y. Eng<br />
Name: William Y. Eng<br />
Title:  Vice President